Valley Forge Fund, Inc.
                                                         1375 Anthony Wayne Dr.
                                                         Wayne PA 19087

                                                         December 31 2001


Dear Shareholder:

Your Fund started 2001 at $7.00 per share. Results show that our net asset value per share advanced nicely to $8.30 ($7.98 plus the $.32 dividend) that represents an increase in valus of 18.6% this yera as compared to the Dow Jones Industrial Average that has declined 7.1%. Other indicies that track other markets such as NASDAQ were off significantly more.

Our performance was achieved primarily through more selective attention to our purchase ans sale of the securities we hpld and a decrease in our short-term cash position. We feel confidant that the path we are following will continue to produce conservative positive results.

The Federal Government is now emphasing tax efficiency in quoting fund performance figures. We are pleased to report that you will only be taxed on the $.32 dividend you have just received. The rest of the increase in value of your Fund was generated through achieving unrealized capital gains that are NOT taxable until you sell your holdings.

Financial figures for the year ended December 31, 2001 are attached.



Respectfully submitted,





Bernard B. Klawans
President























                             VALLEY FORGE FUND, INC.
                 Schedule of Investmments  - December 31, 2001

COMMON STOCKS                - 61.6%                 Shares           Fair Value

 Conglomerates      -  7.9%
  AOL Time Warner *                                   5,000          $   160,500
  General Electric Corp.                             10,000              400,800
                                                                     ___________
                                                                         561,300
 Manufacturing      - 11.7%
  Abitibi Consolidated                               50,000              366,000
  Cisco Systems *                                    10,000              181,800
  Eastman Kodak                                       5,000              147,150
  EMC Corporation *                                  10,000              134,400
                                                                     ___________
                                                                         829,350
 Metals             -  8.2%
  Barrick Gold Corp                                  21,200              338,140
  Coeur D'Alene Mines *                              17,776               14,221
  Imco Recycleing Inc. *                             21,300              152,295
  Kinross Gold Corporation *                         96,000               72,960
                                                                     ___________
                                                                         577,616
 Miscellaneous      - 14.3%
  Arrow Electronics *                                 5,000              149,500
  Diamond Trust Unit Ser 1                            4,000              399,880
  Hercules Incorporated *                            20,000              200,000
  Ryder Systems                                      12,000              265,800
                                                                     ___________
                                                                       1,015,180
 Retailers          - 16.8%
  Home Depot Incorporated                             5,000              255,050
  Pep Boys                                           24,000              408,720
  Supervalu Inc.                                     24,000              530,880
                                                                     ___________
                                                                       1,194,650
 Telecommunications -  2.7%
  ADC Telecommunications *                           10,000               45,000
  AT&T Corp.                                          8,000              138,000
                                                                     ___________
                                                                         191,020
                                                                     ___________
    TOTAL COMMON STOCKS               (COST $5,809,357)                4,369,116
                                                                     ___________


PREFERRED STOCKS             -  5.6%
  Kinam Gold $3.75 B Convertible Preferred *          8,000               67,280
  Newmont Mining $3.25 Convertible Preferred          7,600              329,460
                                                                     ___________
    TOTAL PREFERRED STOCKS (COST $  394,172)                             396,740
                                                                     ___________
BONDS                        -  2.0%
  Coeur D'Alene Mines 13.3755 12/31/2003            200,000              146,000
                                                                     ___________
    TOTAL BONDS                       (COST $  223,308)                  146,000
                                                                     ___________
     * Non- income producing during the year

  The accompanying footnotes are an integral part of these financial statements

                            VALLEY FORGE FUND, INC.
             Scheule of Investments (Continued) December 31, 2001

U,S. GOVERNMENT OBLIGATIONS  -  6.5%                 Shares           Fair Value
  US Treasury Bond Strips 2/15/27                 2,000,000              460,000
                                                                     ___________
    TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $  506,612)                  460,000

SHORT TERM INVESTMENTS       - 24.3%
  American BVusiness Financial Services, 9.0% **   1,500,000           1,500,000
  Vanguard Prime Money Market Fund                   226,110             226,110
                                                                     ___________
    TOTAL SHORT-TERM INVESTMENTS      (COST $1,726,110)                1,726,110
                                                                     ___________
    TOTAL INVESTMENTS                 (Cost $ 8,656,692)             $ 7,097,966
                                                                     ===========

    * Non-income producing
    ** Redeemable upon request




                            VALLEY FORGE FUND, INC.
               Statement of Assets & Liabilitits - December 31, 2001


ASSETS: Investments in securities, at fair value (cost $8,659,559)   $7,097,966
  Cash                                                                   66,279
  Dividends and interest receivable                                      24,062
                                                                     __________
           Total Assets                                               7,188,307
                                                                     __________


LIABILITIES: Due to Manager (Note 2)                                      6,107
                                                                     __________

NET ASSETS:                                                          $7,182,200
                                                                     ==========

COMPOSITION OF NET ASSETS: Common stock                               $      890
  Paid in capital                                                      8,680,663
  Net unrealized depreciation of securities                          (1,561,593)
  Distributable earnings                                                  62,230
                                                                      __________
NET ASSETS: (equivalent to $7,98 per share based on 900,353
            shares outstading) (Note 4)                               $7,182,200
                                                                      ==========











    The accompanying notes are an integral part of these financial statements

                            VALLEY FORGE FUND, INC.
           Statement of Opereations - Year Ended December 31, 2001

INVESTMENT INCOME: Interest                                           $  240,050
  Dividends                                                               92,140
  Other                                                                   10,188
                                                                      __________
    Total income                                                         342,378


EXPENSES: Investment advisory fee (Note 2)                                66,564
  Professional fees                                                        5,000
  Printing and mailing rxpenses                                            2,422
  Non-interested directors' fees and expenses                              2,455
  Registration fees                                                          432
  Computer expense                                                         4,000
  Taxes                                                                      865
  Other expenses                                                           1,747
                                                                      __________
    Total expenses                                                        83,485


NET INVESTMENT INCOME:                                                   258,893
                                                                      __________
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
  Net realized gain on investment securities                               7,104
  Net increase in unrealized appreciation on investment securities       867,639
                                                                      __________

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:                       874,743
                                                                      __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:                 $1,133,636
                                                                      ==========



                               VALLEY FORGE FUND, INC.
    STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED DECEMBER 31, 2,001 & 2000

                                                           2001           2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income - net                             $  258,893     $  282,864
  Net realized gain from investment transactions           7,104        409,184
  Unrealized appreciation (depreciation) of investments  867,639     (  697,544)
                                                      __________     __________
    Net inc.(decrease) in net assets from operations   1,133,636     (    5,496)

  Distributions to shareholders                         (277,556)    (  692,038)
  Share transactions (Note 4)                             91,891     (  354,153)
                                                      __________     __________
   Total increase (decrease) in net assets               947,971     (1,051,687)

NET ASSETS: Beginning of year                          6,234,229      7,285,916
                                                      __________     __________
  End of year                                         $7,182,200     $6,234,229
                                                      ==========     ==========



    The accompaning notes are an integral part of these financial statements

                            THE VALLEY FORGE FUND, INC.
                Notes to Financial Statements - December 31, 2001


  1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 Organization: The Valley Forge Fund, Inc. (the "Fund"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide apprec-iation through investment in common stocks and securities convertible into com-mon stocks.

 The following summarizes significant accounting policies followed by the Fund.

 Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the super-vision of the Company's Board of Directors in accordance with methods that have been authorized by the Board. Short-term investments with maturities of 60 days or less are valued at amortize which approximates market value.

 Securities Transactions and Investment Income: Security transactions are re-corded on the dates the transactions are entered into (the trade dates). Re-alized gains and losses on security transactions are determined on the identi-fied cost basis. Dividend income is recorded on the ex-dividend date. Inter-est income is determined on the accrual basis. Discount on fixed income secur-ities is amortized. Zero coupon bonds are amortized to investment income by the interest method. The amortization is included in the cost of investments in determining the net change in unrealized appreciation/depreciation on in-vestments.

 Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date. Permanent book and tax differences relating to shareholder distributions may result in re-classifications to paid in capital and may affect the per-share allocation be-tween net investment income and realized and unrealized gain/loss. Undistribu-ted net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

 Federal Income Taxes: It is the Fund's intention to qualify as a regulated in-vestment company and distribute all of its taxable income. The Fund has com-plied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

 Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


   2. MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

Under the terms of the investment management agreement, Valley Forge Management Corp. ("the Manager") has agreed to provide the Fund investment management

                          THE VALLEY FORGE FUND, INC.
          Notes to Financial Statements (Continued) - December 31, 2001

services and be responsible for the day to day operations of the Fund. The Man-ager will receive a fee, payable monthly, for the performances of its services at an annual rate of 1% based on the average daily assets of the Fund. The fee will be accrued daily and paid monthly. A management fee of $66,564 was paid for the year ended December 31,2001.

The Manager provided transfer agency, portfolio pricing, administration, ac-counting, financial reporting, tax accounting, and compliance services to the Fund at no charge for the year ended December 31, 2001.

Mr. Bernard Klawans is the sole owner, director and officer of the Manager and is President of the Fund. He received $4,000 from the Fund for a computer lease in the year ended December 31, 2001.


  3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2001 were $3,960,493 and $3,190,316, respective-ly. At December 31, 2001 net unrealized depreciation for Federal income tax purposes aggregated $1,561,593 of which $428,884 related to unrealized apprecia-tion of securities and $1,990,477 related to unrealized depreciation of securi-ties. The cost of investments at December 31, 2001 for Federal income tax pur-poses was $8,433,449, excluding short-term investments.



  4. CAPITAL SHARE TRANSACTIONS

As of December 31, 2001, there were 10,000,000 shares of $.001 per value capital stock authorized. The total par value and paid-in capital totaled $8,681,563. Transactions in capital stock were as follows for the years ended:

                                       December 31, 2001     December 31, 2000
                                       Shares     Amount     Shares      Amount
                                       -----------------   --------------------
Shares sold                             19,92   $172,133    111,954   $  865,68
Shares issued in dividend reinvestment  33,361   266,278     95,292      668952
Shares redeemed                        (43,668) (346,520)  (246,735) (1,888,789)
                                       _________________________________________
Net increase (decrease)                  9,616  $ 91,891   ( 39,489) ($ 354,153)
                                       =========================================


  5. DISTRIBUTIONS TO SHAREHOLDERS

On December 31, 2001, a distribution of $0.32 per share was paid to shareholders of record on this same date from net investment income.

                            VALLEY FORGE FUND, INC.
          FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA



        For a share of capital stock outstanding throughout the period

                                                       Years  Ended
                                           2001    2000    1999    1998    1997

Net asset value, beginning of year      $  7.00 $  7.83 $  8.32 $  8.96 $  9.36


Income from investment operations:
Net investment Income                      0.31    0.36    0.29    0.28    0.30
Net security realized & unrealized gains   0.99   (0.32)  (0.27)   0.06    0.26
                                        ________________________________________
Total from investment operations           1.30    0.04    0.02    0.34    0.56


Less Distributions:
Dividends (from net investment income)    (0.31)  (0.36)  (0.28)  (0.33)  (0.33)
Distributions (from capital gains)        (0.01)  (0.51)  (0.23)  (0.65)  (0.63)
                                        ________________________________________
Net asset value, end of year            $  7.98 $  7.00 $  7.83 $  8.32 $  8.96
                                        ========================================


Ratios to average net assets:
Expenses                                   1.26%   1.40%   1.20%   1.30%   1.30%
Net investment income                      3.90%   4.30%   3.00%   3.20%   3.20%


Suplemental data:
Net assets, end of year in thousands    $ 7,182 $ 6,234 $ 7,286 $ 8,914 $10,800
Total return:                             18.57%   0.51%   0.24%   3.79%   5.98%
Portfolio turnover rate                   75.45%  59.90%  71.10% 107.60%  59.70%





    The accompaning notes are an integral part of these financial statements